SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2007 (November 26, 2007)

UNITED HERITAGE CORPORATION
(Exact name of registrant as specified in Charter)

Utah	0-9997	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1310 West Wall
Midland, Texas 79701
(Address of Principal Executive Offices)

432-687-1131
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by United Heritage Corporation (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry, operations and results of operations and any businesses that we may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item. 1.01 Entry into a Material Definitive Agreement

On November 28, 2007 the Company entered into a 12 month consulting agreement (the “Consulting Agreement”) with DK True Energy Development Ltd. and RTP Secure Energy Corp (the “Consultants”). The Consultants are to provide services including, but not limited to, reservoir analysis, geological and engineering expertise, as required and reasonably requested from time to time by the Company, to assist the Company with respect to: (i) reviewing technical data and providing advice regarding the development of the Company’s Wardlaw field; (ii) identifying and introducing the Company to management candidates, including prospective members of the Company’s Board of Directors and officers; (iii) interacting with potential investors in the Company; (iv) assisting and advising the Company with respect to developing a pilot program for production of the Wardlaw field; (v) assisting and advising the Company with respect to producing a full development plan for the full production of the Wardlaw field; and (vi) other related matters.

DK True Energy Development is a company controlled by Mr. David Kahn. Mr. Kahn is a reservoir engineer with 20 years experience in heavy oil projects with Texaco and Baker Hughes and, more recently, was a principal in development stage heavy oil companies that engaged in merger and acquisition transactions with Megawest Energy Inc. and Pearl Exploration and Production Ltd., a Canadian-based oil and gas company.

RTP Secure Energy is a consulting company controlled by Mr. Raymond T. Pirraglia. Mr. Pirraglia, a business attorney with over 25 years experience, has worked with oil and gas companies in mergers, acquisitions and other transactions in recent years. He has been a principal with Mr. Kahn in the development, acquisition and disposition of certain heavy oil assets and companies.

DK True Energy Development is a member of Blackwood Ventures LLC, the Company’s largest shareholder.

In lieu of cash compensation, the Consultants will receive 5-year warrants to purchase up to a total of 9,000,000 shares of common stock, at an exercise price of $1.05/share, exercisable after December 31, 2007 and only on a cashless basis (such that fewer than 9,000,000 shares will be issued). The Consultants’ warrants are subject to shareholder approval in accordance with applicable federal securities laws and in compliance with Nasdaq Marketplace Rule 4350. The Company’s majority shareholder has executed a voting agreement to approve the Consultants’ warrants. The Consultants’ warrants will vest, in the aggregate, as follows: 1,147,500 warrant shares will vest upon effective shareholder approval; 2,452,500 warrant shares will vest upon the Company’s announcement that it is moving forward with a development program based on the results of the pilot program of the Wardlaw field; and 5,400,000 warrant shares will vest at the rate of 675,000 shares for each increase of an average of 250 barrels of oil per day produced by the Company in any calendar month following the warrant issue date. Notwithstanding the foregoing, the Consultants’ warrants will vest entirely upon a change of control transaction, including an agreement for the sale or disposition of more than 50% of the Company’s interest in the Wardlaw field. The Company is obligated to use its best efforts to file a registration statement with the Securities and Exchange Commission (“SEC”) within 180 days providing for the resale of an aggregate of 6,500,000 of the Consultants’ warrant shares, subject to Rule 415 under the Securities Act.

The foregoing discussion is qualified in its entirety by reference to the Consulting Agreement and the Consultants’ warrants, which are attached as exhibits to this Current Report and incorporated herein by this reference.

Item 3.02 Unregistered Sales of Registered Securities

On November 28, 2007 the Company sold and issued 25 units of its securities, for a price of $24,000 per unit, with each unit consisting of (i) 32,000 shares of the Company’s common stock, par value $0.001 per share and (ii) a 5 year callable warrant to purchase up to 52,253 shares of the Company’s common stock, at an exercise price of $1.40 per share. The warrants may not be exercised until the Company obtains shareholder approval of the warrants in compliance with applicable federal securities laws and Nasdaq Marketplace Rule 4350. The Company’s majority shareholder has executed a voting agreement to approve the warrants. No underwriting discounts or commissions were paid in connection with the offering. The Company is obligated to use its best efforts to file a registration statement with the SEC within 180 days providing for the resale of 1,306,325 shares underlying the warrants, subject to rule 415 under the Securities Act.

The Company relied on rule 506 of Regulation D and section 4(2) of the Securities Act to offer the securities inasmuch as the units were issued to accredited investors only without any form of general solicitation or general advertising.

The foregoing discussion is qualified in its entirety by reference to the forms of Securities Purchase Agreement and Warrant that are attached as exhibits to this Current Report and incorporated herein by this reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2007, Messrs. Walter G. Mize, C. Dean Boyd, Joe Martin, Charles Garrett and Bill Wilkins resigned from the Company’s board of directors. None of these individuals resigned as a result of a disagreement with the Company on any matter relating to its operations, policies or practices. None of these individuals was a member of any committee of the board of directors.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 Consulting Agreement between DK True Energy Development Ltd. and the registrant

Exhibit 10.2 Warrant issued to DK True Energy Development Ltd.

Exhibit 10.3 Warrant issued to RTP Secure Energy Corp.

Exhibit 10.4 Form of Securities Purchase Agreement

Exhibit 10.5 Form of Investor Warrant

Exhibit 99.1 Press Release issued November 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2007

UNITED HERITAGE CORPORATION

By:	/s/ Joseph F. Langston Jr.
Joseph F. Langston Jr.,
Interim Chief Executive Officer